UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET NON-U.S. OPPORTUNITY

BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 54.5%
Brazil - 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	1,428,000	BRL	$829,117
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	40,970

Total Brazil					870,087

Canada - 3.3%
Government of Canada	4.000%	6/1/16	2,300,000	CAD	2,457,372

France - 1.2%
France Government Bond OAT, Bonds	4.000%	4/25/60	560,000	EUR	899,087

Germany - 1.6%
Bundesrepublik Deutschland, Bonds	4.250%	7/4/39	690,000	EUR	1,189,979

Greece - 0.9%
Hellenic Republic	2.300%	7/25/30	587,367	EUR	396,160
Hellenic Republic Government Bond, Senior Bonds	4.600%	9/20/40	360,000	EUR	283,616

Total Greece					679,776

Japan - 14.8%
Development Bank of Japan	1.750%	3/17/17	100,000,000	JPY	1,293,472
Development Bank of Japan	2.300%	3/19/26	180,000,000	JPY	2,373,557
Government of Japan	0.900%	3/20/14	58,000,000	JPY	712,069
Government of Japan	1.500%	9/20/18	312,400,000	JPY	4,002,795
Government of Japan	0.170%	7/20/20	20,000,000	JPY	230,714	(a)
Government of Japan	2.100%	3/20/27	22,000,000	JPY	285,843
Government of Japan	2.100%	6/20/29	58,000,000	JPY	746,049
Government of Japan, Senior Bonds	2.300%	3/20/40	114,000,000	JPY	1,512,604

Total Japan					11,157,103

Netherlands - 0.6%
Netherlands Government Bond	4.000%	1/15/37	260,000	EUR	420,882

Norway - 10.4%
Government of Norway	4.250%	5/19/17	22,200,000	NOK	4,082,820
Government of Norway, Bonds	4.500%	5/22/19	17,000,000	NOK	3,190,004
Government of Norway, Bonds	3.750%	5/25/21	3,300,000	NOK	583,962

Total Norway					7,856,786

Poland - 9.9%
Republic of Poland	5.750%	9/23/22	21,300,000	PLN	7,459,525

United Kingdom - 10.7%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	4,550,000	GBP	8,067,845

TOTAL SOVEREIGN BONDS (Cost - $37,081,722)					41,058,442

CORPORATE BONDS & NOTES - 32.0%
CONSUMER STAPLES - 0.7%
Tobacco - 0.7%
Imperial Tobacco Group PLC	7.250%	9/15/14	310,000	EUR	492,035

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Dong Energy A/S	4.000%	12/16/16	60,000	EUR	86,929
Dong Energy A/S	4.875%	12/16/21	50,000	EUR	75,567

TOTAL ENERGY					162,496

FINANCIALS - 28.6%
Capital Markets - 1.0%
Goldman Sachs Group Inc., Medium-Term Notes	6.375%	5/2/18	374,000	EUR	568,306
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	127,000	EUR	166,972
Lehman Brothers Holdings Inc.	4.625%	3/14/19	1,300,000	EUR	177	(b)

Total Capital Markets					735,455

Commercial Banks - 11.1%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	250,000	EUR	371,910
Barclays Back PLC	5.250%	5/27/14	280,000	EUR	415,790

See Notes to Schedule of Investments.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Banks - (continued)
Barclays Bank PLC, Subordinated Notes	6.000%	1/23/18	250,000	EUR	$370,902
BNP Paribas, Subordinated Bonds	5.019%	4/13/17	100,000	EUR	122,692	(a)(c)
BPCE SA, Subordinated Notes	9.000%	3/17/15	350,000	EUR	488,231	(a)(c)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	200,000	EUR	305,203
Dexia Municipal Agency	1.550%	10/31/13	282,000,000	JPY	3,426,911
HT1 Funding GmbH, Subordinated Bonds	6.352%	6/30/17	266,000	EUR	253,834	(c)
Intesa Sanpaolo SpA, Medium-Term Notes	5.750%	5/28/18	150,000	EUR	211,379	(a)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	819,000	EUR	1,158,389
Royal Bank of Scotland PLC, Senior Notes	4.875%	1/20/17	50,000	EUR	69,685
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	550,000	EUR	808,333
Westpac Banking Corp., Senior Notes	7.250%	2/11/20	400,000	AUD	391,702

Total Commercial Banks					8,394,961

Diversified Financial Services - 14.5%
Banca Italease SpA	1.204%	2/8/12	50,000	EUR	66,383	(a)
Banca Italease SpA	1.128%	3/14/12	50,000	EUR	66,202	(a)
Bank of America Corp.	7.000%	6/15/16	300,000	EUR	465,333
Bank of America Corp., Subordinated Notes	4.000%	3/28/18	100,000	EUR	132,043	(a)
Caisse Refinancement de l’Habitat	4.200%	4/25/11	485,000	EUR	671,995
Citigroup Inc.	7.375%	6/16/14	90,000	EUR	138,452
Citigroup Inc., Senior Notes	7.375%	9/4/19	230,000	EUR	368,897
Eksportfinans ASA	1.600%	3/20/14	339,000,000	JPY	4,205,618
European Investment Bank	4.250%	12/7/10	1,512,000	GBP	2,389,679
European Investment Bank	1.900%	1/26/26	106,500,000	JPY	1,342,207	(d)
GE Capital European Funding	5.375%	1/23/20	150,000	EUR	225,862
Kreditanstalt fuer Wiederaufbau	2.600%	6/20/37	42,000,000	JPY	556,284
Landesbank Hessen-Thueringen Girozentrale	5.375%	3/7/12	200,000	GBP	329,730

Total Diversified Financial Services					10,958,685

Insurance - 2.0%
Aviva PLC, Subordinated Notes	5.250%	10/2/23	320,000	EUR	440,603	(a)
AXA	6.211%	10/5/17	200,000	EUR	244,022	(a)(c)
Mapfre SA	5.921%	7/24/37	400,000	EUR	474,480	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	250,000	EUR	322,068	(a)(c)

Total Insurance					1,481,173

TOTAL FINANCIALS					21,570,274

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
British Telecommunications PLC	5.250%	1/22/13	75,000	EUR	107,939
British Telecommunications PLC	5.250%	6/23/14	194,000	EUR	281,534
British Telecommunications PLC, Senior Notes	6.125%	7/11/14	76,000	EUR	113,718
Deutsche Telekom International Finance BV	7.125%	7/11/11	108,000	EUR	153,307
France Telecom SA, Senior Notes	5.625%	5/22/18	100,000	EUR	160,559
Koninklijke (Royal) KPN N.V.	5.000%	11/13/12	75,000	EUR	108,968
Telecom Italia SpA	5.250%	3/17/55	100,000	EUR	114,562

TOTAL TELECOMMUNICATION SERVICES					1,040,587

UTILITIES - 1.1%
Electric Utilities - 0.2%
Electricite de France (EDF)	4.625%	9/11/24	100,000	EUR	149,609

Water Utilities - 0.9%
Anglian Water Services Ltd.	6.250%	6/27/16	230,000	EUR	367,541
Thames Water Utilities Cayman Finance Ltd.	6.125%	2/4/13	200,000	EUR	295,668

Total Water Utilities					663,209

TOTAL UTILITIES					812,818

TOTAL CORPORATE BONDS & NOTES (Cost - $22,556,301)					24,078,210

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.4%
Canada - 0.4%
Government of Canada, Bonds	4.000%	12/1/31	204,469	CAD	305,469

France - 1.9%
Republic of France	4.000%	4/25/55	930,000	EUR	1,482,237

See Notes to Schedule of Investments.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Japan - 1.1%
Government of Japan, Bonds	1.300%	9/10/17	67,320,000	JPY	$808,679

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $2,127,333)					2,596,385

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost - $61,765,356)					67,733,037

SHORT-TERM INVESTMENTS - 3.7%
Repurchase Agreements - 3.7%
Goldman Sachs & Co. repurchase agreement dated 9/30/10; Proceeds at maturity-$2,807,016; (Fully collateralized by U.S. government agency obligations, 1.250% due 5/3/12; Market value - $2,864,263) (Cost-$2,807,000)	0.210%	10/1/10	2,807,000		2,807,000

TOTAL INVESTMENTS - 93.6% (Cost - $64,572,356#)					70,540,037
Other Assets in Excess of Liabilities - 6.4%					4,796,123

TOTAL NET ASSETS - 100.0%					$75,336,160

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(b)	The coupon payment on these securities is currently in default as of September 30, 2010.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
PLN	— Polish Zloty

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes Futures, Put	10/22/10	$122.50	191	$5,969
U.S. Treasury 30-Year Bonds Futures, Call	11/26/10	136.00	42	78,094

TOTAL WRITTEN OPTIONS (Premiums received - $175,774)				$84,063

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$41,058,442	—	$41,058,442
Corporate bonds & notes	—	24,078,210	—	24,078,210
Non-U.S. Treasury inflation protected securities	—	2,596,385	—	2,596,385

Total long-term investments	—	$67,733,037	—	$67,733,037

Short-term investments†	—	2,807,000	—	2,807,000

Total investments	—	$70,540,037	—	$70,540,037

Other financial instruments:

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Futures contracts	$(47,267)	—	—	$(47,267)
Written options	(84,063)	—	—	(84,063)
Options on futures	(59,191)	—	—	(59,191)
Forward foreign currency contracts	—	$(1,817,153)	—	(1,817,153)
Credit default swaps on corporate issues - buy protection‡	—	20,685	—	20,685

Total other financial instruments	$(190,521)	$(1,796,468)	—	$(1,986,989)

Total	$(190,521)	$68,743,569	—	$68,553,048

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2009	$2,702
Accrued premiums/discounts	653
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	(3,178)
Net purchases (sales)	—
Net transfers into Level 3	—
Net transfers out of Level 3	$(177)

Balance as of September 30, 2010	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[1]	—

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Notes to Schedule of Investments (unaudited) (continued)

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap

Notes to Schedule of Investments (unaudited) (continued)

provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,603,686
Gross unrealized depreciation	(2,636,005)

Net unrealized appreciation	$5,967,681

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2010, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)
Contracts to Buy:
German Euro Bobl	29	12/10	$4,768,592	$4,768,227	$(365)
German Euro Bund	78	12/10	13,928,572	13,975,415	46,843
U.S. Treasury 30-Year Bonds	79	12/10	10,475,819	10,563,781	87,962

					134,440

Contracts to Sell:
U.S. Treasury 10-Year Notes	66	12/10	8,256,676	8,319,094	(62,418)
U.S. Treasury 5-Year Notes	195	12/10	23,446,507	23,569,102	(122,595)
United Kingdom Long Gilt Bonds	4	12/10	784,483	781,177	3,306

					(181,707)

Net Unrealized Loss on Open Futures Contracts					$(47,267)

Options on futures which trade on the EUREX and LIFFE exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At September 30, 2010, the Fund had the following purchased and written options on futures:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bund, Put	105	128.00	10/29/10	$62,523	$17,177	$(45,346)

Contracts to Sell:
German Euro Bund, Call	44	134.50	10/29/10	45,488	8,997	36,491
German Euro Bund, Call	105	131.50	10/29/10	89,943	140,279	(50,336)

						(13,845)

Net unrealized loss on purchased and written options on futures						$(59,191)

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	200	$55,600
Options written	591	300,829
Options closed	(339)	(96,758)
Options exercised	—	—
Options expired	(219)	(83,897)

Written options, outstanding September 31, 2010	233	$175,774

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	UBS AG	4,905,980	$4,709,944	11/24/10	$298,585
Australian Dollar	Credit Suisse First Boston Inc.	26,686	25,620	11/24/10	1,932
Canadian Dollar	Deutsche Bank AG	3,003,498	2,915,502	11/24/10	(8,407)
Canadian Dollar	Morgan Stanley & Co., Inc.	840,000	815,390	11/24/10	13,105
Canadian Dollar	Morgan Stanley & Co., Inc.	760,000	737,734	11/24/10	2,689
Canadian Dollar	UBS AG	395,515	383,928	11/24/10	(1,631)

Notes to Schedule of Investments (unaudited) (continued)

Danish Krone	UBS AG	4,436,174	811,283	11/24/10	22,987
Danish Krone	JP Morgan Chase & Co.	4,286,573	783,924	11/24/10	24,593
Euro	Citibank, N.A.	6,180,662	8,422,143	11/24/10	301,031
Euro	JP Morgan Chase & Co.	5,000,000	6,813,302	11/24/10	23,552
Euro	Barclays Bank PLC	1,675,000	2,282,456	11/24/10	(5,060)
Euro	JP Morgan Chase & Co.	1,500,000	2,043,990	11/24/10	122,342
Euro	Barclays Bank PLC	1,150,000	1,567,059	11/24/10	25,706
Euro	BNP Paribas SA	1,100,000	1,498,926	11/24/10	45,771
Euro	UBS AG	779,276	1,061,889	11/24/10	30,087
Euro	Morgan Stanley & Co., Inc.	675,000	919,796	11/24/10	16,815
Euro	Societe Generale	620,000	844,849	11/24/10	57,787
Euro	Deutsche Bank AG	595,381	811,302	11/24/10	54,573
Euro	JP Morgan Chase & Co.	550,000	749,463	11/24/10	29,321
Euro	Barclays Bank PLC	500,000	681,330	11/24/10	9,284
Euro	JP Morgan Chase & Co.	475,000	647,264	11/24/10	26,586
Euro	UBS AG	300,000	408,798	11/24/10	24,048
Euro	Citibank, N.A.	220,000	299,785	11/24/10	20,957
Euro	Morgan Stanley & Co., Inc.	100,000	136,266	11/24/10	2,958
Euro	Citibank, N.A.	50,000	68,133	11/24/10	4,107
Euro	Royal Bank of Scotland	48,359	65,898	11/24/10	3,832
Euro	Morgan Stanley & Co. Inc.	40,000	54,506	11/24/10	3,202
Japanese Yen	Deutsche Bank AG	539,419,580	6,465,085	11/24/10	142,923
Japanese Yen	Morgan Stanley & Co. Inc.	88,940,000	1,065,969	11/24/10	27,108
Japanese Yen	JP Morgan Chase & Co.	88,000,000	1,054,703	11/24/10	2,148
Japanese Yen	Citibank, N.A.	68,680,000	823,148	11/24/10	8,950
Japanese Yen	Credit Suisse First Boston Inc.	63,714,509	763,635	11/24/10	23,844
Japanese Yen	Barclays Bank PLC	14,645,093	175,525	11/24/10	1,576
Japanese Yen	Deutsche Bank AG	12,252,978	146,855	11/24/10	3,220
Japanese Yen	Citibank, N.A.	10,000,000	119,853	11/24/10	2,902
Norwegian Krone	UBS AG	6,237,866	1,057,498	11/24/10	17,073
Norwegian Krone	Goldman Sachs Group Inc.	4,750,000	805,262	11/24/10	15,504
Polish Zloty	UBS AG	7,000,000	2,397,856	11/24/10	92,419
Polish Zloty	Citibank, N.A.	1,512,683	518,171	11/24/10	46,829
Polish Zloty	Citibank, N.A.	1,224,750	419,539	11/24/10	4,356
British Pound	UBS AG	4,390,843	6,894,771	11/24/10	(97,352)
British Pound	JP Morgan Chase & Co.	1,695,000	2,661,593	11/24/10	(27,796)
British Pound	Citibank, N.A.	233,605	366,821	11/24/10	(2,757)
British Pound	Deutsche Bank AG	75,000	117,770	11/24/10	2,361
Swedish Krona	Credit Suisse First Boston Inc.	12,241,600	1,813,423	11/24/10	91,981
Brazilian Real	Citibank, N.A.	1,360,000	793,379	12/1/10	43,448
South Korean Won	Deutsche Bank AG	2,304,936,000	2,016,038	12/1/10	86,737

					1,636,226

Contracts to Sell:
Australian Dollar	Citibank, N.A.	1,246,480	1,196,672	11/24/10	(70,833)
Australian Dollar	Morgan Stanley & Co. Inc.	1,360,000	1,305,656	11/24/10	(73,047)
Australian Dollar	Goldman Sachs Group Inc.	2,671,399	2,564,654	11/24/10	(157,563)
Canadian Dollar	JP Morgan Chase & Co.	212,952	206,713	11/24/10	3,448
Canadian Dollar	Morgan Stanley & Co. Inc.	740,000	718,320	11/24/10	5,170
Canadian Dollar	Goldman Sachs Group Inc.	1,043,792	1,013,211	11/24/10	3,634
Canadian Dollar	Credit Suisse First Boston Inc.	1,056,329	1,025,381	11/24/10	16,133
Canadian Dollar	Citibank, N.A.	1,630,320	1,582,555	11/24/10	22,881
Danish Krone	Citibank, N.A.	8,205,016	1,500,524	11/24/10	(52,870)
Euro	Citibank, N.A.	200,000	272,532	11/24/10	(9,573)
Euro	Deutsche Bank AG	600,000	817,596	11/24/10	(21,126)
Euro	Goldman Sachs Group Inc.	630,000	858,476	11/24/10	(40,956)
Euro	Deutsche Bank AG	1,817,272	2,476,324	11/24/10	(80,397)

Notes to Schedule of Investments (unaudited) (continued)

Euro	Goldman Sachs Group Inc.	5,012,072	6,829,752	11/24/10	(211,561)
Euro	Credit Suisse First Boston Inc.	6,096,428	8,307,360	11/24/10	(294,093)
Euro	JP Morgan Chase & Co.	8,225,971	11,209,204	11/24/10	(354,953)
Euro	Morgan Stanley & Co. Inc.	14,929,585	20,343,952	11/24/10	(621,822)
Japanese Yen	Morgan Stanley & Co. Inc.	61,750,760	740,099	11/24/10	(5,054)
Japanese Yen	JP Morgan Chase & Co.	56,877,417	681,691	11/24/10	(20,840)
Japanese Yen	Deutsche Bank AG	68,800,000	824,586	11/24/10	(21,570)
Japanese Yen	Goldman Sachs Group Inc.	449,139,919	5,383,060	11/24/10	(128,364)
Japanese Yen	UBS AG	566,327,465	6,787,584	11/24/10	(180,770)
Japanese Yen	Citibank, N.A.	1,743,605,748	20,897,573	11/24/10	(687,947)
Norwegian Krone	Deutsche Bank AG	4,710,000	798,480	11/24/10	(41,751)
Norwegian Krone	Deutsche Bank AG	3,480,008	589,962	11/24/10	73
Norwegian Krone	Citibank, N.A.	3,486,026	590,982	11/24/10	(13,184)
Norwegian Krone	Deutsche Bank AG	3,756,721	636,872	11/24/10	(19,498)
Norwegian Krone	Deutsche Bank AG	4,214,825	714,534	11/24/10	(21,736)
Norwegian Krone	Deutsche Bank AG	5,051,121	856,310	11/24/10	(3,966)
Norwegian Krone	Deutsche Bank AG	5,193,693	880,480	11/24/10	(29,264)
Norwegian Krone	Deutsche Bank AG	5,642,067	956,493	11/24/10	(26,055)
Norwegian Krone	Deutsche Bank AG	21,932,205	3,718,140	11/24/10	(78,846)
Polish Zloty	Citibank, N.A.	1,334,513	457,139	11/24/10	(34,891)
Polish Zloty	Citibank, N.A.	23,053,301	7,896,929	11/24/10	(343,299)
British Pound	Goldman Sachs Group Inc.	250,000	392,565	11/24/10	5,687
British Pound	Societe Generale	500,000	785,131	11/24/10	12,019
British Pound	Credit Suisse First Boston Inc.	3,351,598	5,262,886	11/24/10	46,599
British Pound	Deutsche Bank AG	9,048,469	14,208,462	11/24/10	181,771
Swedish Krona	UBS AG	12,250,000	1,814,667	11/24/10	(85,882)
Brazilian Real	Citibank, N.A.	1,390,000	810,880	12/1/10	(19,083)

					(3,453,379)

Net unrealized loss on open forward foreign currency contracts					$(1,817,153)

At September 30, 2010, the Fund had the following open swap contract:

Credit Default Swaps on Credit Indices - Buy Protection1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JP Morgan Chase & Co. (ITRX EUROPE 12/15)	$2,934,000	12/20/15	1.000% Quarterly	$20,685	$18,263	$2,422

1	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010:

	Futures Contracts*			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$174,602	$(281,060)	$(84,063)	—	—	—	$(190,521)
Foreign Exchange Contracts	—	—	—	$2,076,644	$(3,893,797)	—	(1,817,153)
Credit Contracts	—	—	—	—	—	$20,685	20,685

Total	$174,602	$(281,060)	$(84,063)	$2,076,644	$(3,893,797)	$20,685	$(1,986,989)

*	Includes options on Futures.

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$60,224
Written options	26,456
Forward foreign currency contracts (to buy)	76,122,504
Forward foreign currency contracts (to sell)	144,426,761
Futures contracts (to buy)	14,116,650
Futures contracts (to sell)	19,636,622

Average Notional Balance
Credit default swap contracts (to buy protection)	2,934,000

†	At September 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2010, there were no swap positions with credit related contingent features having a total value in a net liability position. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Director

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Director

Date:	November 23, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 23, 2010